HIGHLAND FUNDS II

Highland Socially Responsible Equity Fund

Supplement dated March 2, 2021 to the Summary Prospectus, Prospectus and Statement

of Additional Information (“SAI”) each dated January 31, 2021, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectus and Statement of Additional Information.

IMPORTANT NOTICE

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of Highland Socially Responsible Equity Fund, a series of Highland Funds II (the “Trust”), each dated and supplemented as noted above.

As previously disclosed on October 28, 2020, and as supplemented on January 31, 2021, the Board of Trustees (the “Board”) of Highland Funds I (the “HFI”) and Highland Funds II (the “HFII”) unanimously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of Highland Socially Responsible Fund (the “Acquired Fund”) into NexPoint Merger Arbitrage Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”).

The shareholders of the Acquired Fund approved the reorganization at a special meeting of shareholders held on February 26, 2021. The reorganization will take effect on March 2, 2021. Effective immediately, the Acquired Fund will be closed to new and existing investors.

Please contact the Adviser at 1-877-665-1287 if you have questions about the Reorganization or your account.

For more information regarding the Acquired or Acquiring Fund please call 1-877-665-1287 or visit the Funds’ Web site at https://www.highlandfundadvisors.com/.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFII-HPE-SUPP-0321